SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 30, 2005

HOOKER FURNITURE CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation or Organization)

000-25349	54-0251350
(Commission File No.)	(I.R.S. Employer Identification No.)

440 East Commonwealth Boulevard, Martinsville, Virginia	24112
(Address of Principal Executive Offices)	(Zip Code)

(276) 632-0459

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 Entry into a Material Definitive Agreement

On March 30, 2005, the shareholders of Hooker Furniture Corporation (the “Company”) approved the Company’s 2005 Stock Incentive Plan (the “Plan”) at the Company’s Annual Meeting of Shareholders. The terms of the Plan are set forth in the proxy statement dated March 1, 2005, for the Company’s Annual Meeting of Shareholders, and the description of the Plan in the section of the proxy statement titled “Proposal to Approve the 2005 Stock Incentive Plan” is incorporated herein by reference.

ITEM 9.01 Financial Statements and Exhibits

(c)	Exhibit

Exhibit	Description
99.1	Hooker Furniture Corporation 2005 Stock Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement dated March 1, 2005, for the Annual Meeting of Shareholders held on March 30, 2005 (SEC File No. 000-25349) is expressly incorporated herein by reference.)

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Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOOKER FURNITURE CORPORATION

By:	/s/ R. GARY ARMBRISTER
R. Gary Armbrister
Chief Accounting Officer

Date: March 30, 2005

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EXHIBIT INDEX

Exhibit	Description
99.1	Hooker Furniture Corporation 2005 Stock Incentive Plan (incorporated by reference to Appendix B of the Company’s Definitive Proxy Statement dated March 1, 2005, for the Annual Meeting of Shareholders held on March 30, 2005 (SEC File No. 000-25349) is expressly incorporated herein by reference.)

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